UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/16/2006

VALASSIS COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10991

DE	38-2760940
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

19975 Victor Parkway, Livonia, MI 48152
(Address of principal executive offices, including zip code)

734-591-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On August 16, 2006, Valassis Communications, Inc. and ADVO, Inc. jointly issued a press release announcing the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, with respect to the proposed acquisition of ADVO by Valassis. A copy of the joint press release is attached as exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.    Description

   99.1       Press Release dated August 16, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

Date: August 16, 2006	By:	/s/ Barry P. Hoffman
Barry P. Hoffman
Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated August 16, 2006